CONTINUING GUARANTY

TO:	WELLS FARGO BANK, NATIONAL ASSOCIATION

1.           GUARANTY; DEFINITIONS.  In consideration of any credit or other financial accommodation heretofore, now or hereafter extended or made to any of the direct or indirect subsidiaries of _____________________, whether now existing or hereafter formed (including without limitation ________________________), or any of their successors or assigns (each, an “Obligor” and together, “Obligors”) by WELLS FARGO BANK, NATIONAL ASSOCIATION (together with all its participants, successors and assigns, “WFBC”), and for other valuable consideration, the undersigned _________________, a _________ corporation (“Guarantor”), jointly and severally unconditionally guarantees and promises to pay to WFBC, or order, on demand in lawful money of the United States of America and in immediately available funds, any and all Obligations.  The term “Obligations” is used in its most comprehensive sense and means any and all debts, obligations and liabilities of each Obligor to WFBC, whether incurred in the past, present or future, whether voluntary or involuntary, and however arising, and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligor may be liable individually or jointly or jointly and severally with others, or whether recovery upon such Obligations may subsequently become unenforceable.  This Guaranty is a guaranty of payment and not collection.

2.           SUCCESSIVE TRANSACTIONS; REVOCATION; OBLIGATION UNDER OTHER GUARANTIES.  This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Obligations, including those arising under successive transactions which shall either continue the Obligations, increase or decrease them, or from time to time create new Obligations after all or any prior Obligations have been satisfied, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of any Obligor or Guarantor or any other event or proceeding affecting any Obligor or Guarantor.  This Guaranty shall not apply to any new Obligations created after actual receipt by WFBC of written notice of Guarantor’s revocation as to such new Obligations; provided, however, that any financial accommodations made by WFBC to any Obligor after revocation under commitments existing prior to receipt by WFBC of such revocation, and extensions, renewals or modifications, of any kind, of Obligations incurred by any Obligor or committed by WFBC prior to receipt by WFBC of such notice of revocation, shall not be considered new Obligations.  Any such notice must be sent to WFBC by registered U.S. mail, postage prepaid, addressed to its office at Wells Fargo Bank, National Association; MAC C7300-060; 1740 Broadway, 6th Floor; Denver, Colorado  80274, Attention:  Gina M. Draudt, or at such other address as WFBC shall from time to time designate.  Any payment made by Guarantor under this Guaranty shall be effective to reduce or discharge Guarantor’s maximum obligation hereunder only if accompanied by a written notice to that effect, received by WFBC, advising WFBC that such payment is made under this Guaranty for such purpose.  The obligations of Guarantor under this Guaranty shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of any Obligor or other Persons that may be given to WFBC at any time, unless the other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly provided for in this Guaranty, affect or invalidate any such other guaranties.  As used herein, “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision of a governmental entity.

3.           OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY.  The obligations of Guarantor under this Guaranty are joint and several and independent of the obligations of Obligors, and a separate action or actions may be brought and prosecuted against Guarantor, whether the action is brought against any Obligor or other Persons, or whether any Obligor or other Persons are joined in any such action or actions.  Guarantor acknowledges that this Guaranty is absolute and unconditional, that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and binding on Guarantor as of the date written below, regardless of whether WFBC obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor.  Guarantor waives the benefit of any statute of limitations affecting the enforcement of Guarantor’s liability under this Guaranty, and Guarantor agrees that any payment of any Obligations or other act which shall toll any applicable statute of limitations shall similarly toll the statute of limitations applicable to Guarantor’s liability under this Guaranty.  The liability of Guarantor hereunder shall be reinstated and revived and the rights of WFBC shall continue if and to the extent for any reason any amount at any time paid on account of any Obligations guaranteed hereby is rescinded or must otherwise be restored by WFBC, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.  The determination as to whether any amount so paid must be rescinded or restored shall be made by WFBC in its sole discretion; provided, however, that if WFBC chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold WFBC harmless from and against all costs and expenses, including reasonable attorneys’ fees of outside counsel, expended or incurred by WFBC in connection therewith, including without limitation, in any litigation with respect thereto.

4.           AUTHORIZATIONS TO WFBC.  Guarantor authorizes WFBC either before or after revocation hereof, without notice to or demand on Guarantor, and without affecting Guarantor’s liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any portion thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations or any portion thereof, and exchange, enforce, waive, subordinate or release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as WFBC in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Obligations, or any portion thereof, or any other party thereto; and (e) apply payments received by WFBC from any Obligor to any portion of the Obligations, in such order as WFBC shall determine in its sole discretion, whether or not such Obligations are covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise.  WFBC may without notice assign this Guaranty in whole or in part.  Upon WFBC’s request, Guarantor agrees to provide to WFBC copies of Guarantor’s financial statements.

5.           REPRESENTATIONS, WARRANTIES AND COVENANTS.  Guarantor represents, warrants and covenants to WFBC that: (a) this Guaranty is executed at each Obligor’s request; (b) Guarantor shall not, without WFBC’s prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor’s assets other than in the ordinary course of Guarantor’s business; (c) WFBC has made no representation to Guarantor as to the creditworthiness of any Obligor; and (d) Guarantor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor’s financial condition.  Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor’s liability under this Guaranty, and Guarantor further agrees that WFBC shall have no obligation to disclose to Guarantor any information or material about any Obligor which is acquired by WFBC in any manner.

6.          GUARANTOR’S WAIVERS.

(a)         Guarantor waives any right to require WFBC to: (i) proceed against any Obligor or any other Person; (ii) marshal assets or proceed against or exhaust any security granted by any Obligor or any other Person; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security granted by any Obligor or any other Person; (iv) take any other action or pursue any other remedy in WFBC’s power; or (v) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by WFBC as security for or which constitute in whole or in part the Obligations guaranteed hereunder, or in connection with the creation of new or additional Obligations.

(b)         Guarantor waives any defense to its obligations hereunder based upon or arising by reason of: (i) any disability or other defense of any Obligor or any other Person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Obligations or the indebtedness of any other Person; (iii) any lack of authority of any officer, director, partner, agent or any other Person acting or purporting to act on behalf of any Obligor, if it is a corporation, partnership or other type of entity, or any defect in the formation of any Obligor; (iv) the application by any Obligor of the proceeds of any Obligations for purposes other than the purposes represented by such Obligor to, or intended or understood by, WFBC or Guarantor; (v) any act or omission by WFBC which directly or indirectly results in or aids the discharge of any Obligor or any portion of the Obligations by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of WFBC against any Obligor; (vi) any impairment of the value of any interest in any security for the Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) any modification of the Obligations, in any form whatsoever, including any modification made after revocation hereof to any Obligations incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Obligations or any portion thereof; or (viii) any requirement that WFBC give any notice of acceptance of this Guaranty.  Until all Obligations have been paid in full, Guarantor shall have no right of subrogation, and Guarantor waives any right to enforce any remedy which WFBC now has or may hereafter have against any Obligor or any other Person, and waives any benefit of, or any right to participate in, any security now or hereafter held by WFBC.  Guarantor further waives all rights and defenses Guarantor may have arising out of (A) any election of remedies by WFBC, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Obligations, destroys Guarantor’s rights of subrogation or Guarantor’s rights to proceed against any Obligor for reimbursement, or (B) any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Obligations, whether by operation of law or otherwise, including any rights Guarantor may have to a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security for any portion of the Obligations.

7.           WFBC’S RIGHTS WITH RESPECT TO GUARANTOR’S PROPERTY IN WFBC’S POSSESSION.  In addition to all liens upon and rights of setoff against the monies, securities or other property of Guarantor given to WFBC by law, WFBC shall have a lien upon and a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of or on deposit with WFBC, whether held in a general or special account or deposit or for safekeeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor.  No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of WFBC, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by WFBC in writing.

8.           SUBORDINATION.  Any and all indebtedness of each Obligor now or hereafter held by Guarantor is hereby subordinated to the Obligations.  Such indebtedness of each Obligor to Guarantor is assigned to WFBC as security for this Guaranty and the Obligations and, if WFBC requests, shall be collected and received by Guarantor as trustee for WFBC and paid over to WFBC on account of the Obligations but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.  Any notes or other instruments now or hereafter evidencing such indebtedness of an Obligor to Guarantor shall be marked with a legend that indicates that the notes or other instruments are subject to this Guaranty and, if WFBC so requests, such notes and instruments shall be delivered to WFBC. WFBC is hereby authorized in the name of Guarantor from time to time to file financing statements and continuation statements and execute such other documents and take such other action as WFBC deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

9.          REMEDIES; NO WAIVER.  All rights, powers and remedies of WFBC hereunder are cumulative.  No delay, failure or discontinuance of WFBC in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy.  Any waiver, permit, consent or approval of any kind by WFBC of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

10.         COSTS, EXPENSES AND ATTORNEYS’ FEES.  Guarantor shall pay to WFBC immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys’ fees of outside counsel, expended or incurred by WFBC in connection with the enforcement of any of WFBC’s rights, powers or remedies or the collection of any amounts which become due to WFBC under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by WFBC or any other Person) relating to Guarantor or any other Person.  All of the foregoing shall be paid by Guarantor with interest from the date of demand until paid in full at a rate per annum equal to the greater of ten percent (10%) or WFBC’s Prime Rate in effect from time to time.

11.         SUCCESSORS; ASSIGNMENT.  This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided, however, that Guarantor may not assign or transfer any of its interests or rights hereunder without WFBC’s prior written consent.  Guarantor acknowledges that WFBC has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, the Obligations and any obligations with respect thereto, including this Guaranty.  In connection therewith, WFBC may disclose all documents and information which WFBC now has or hereafter acquires relating to Guarantor or this Guaranty, whether furnished by an Obligor, Guarantor or otherwise; provided that, to the extent that such documents and information are identified as confidential, WFBC shall inform each Person to whom such disclosures are made of the confidential nature of such documents and information and each such Person shall agree to treat such documents and information as confidential in accordance with terms and conditions no less protective than those applicable to WFBC.  Guarantor further agrees that WFBC may disclose such documents and information to any Obligor.

12.        AMENDMENT.  This Guaranty may be amended or modified only in writing signed by WFBC and Guarantor.

13.        INTERPRETATION.  When this Guaranty is executed by more than one Guarantor, the word “Guarantor” shall mean all or any one or more of them as the context requires.  Unless the context clearly requires otherwise, the word “or” has the inclusive meaning represented by the phrase “and/or”.

14.        UNDERSTANDING WITH RESPECT TO WAIVERS; SEVERABILITY OF PROVISIONS. Guarantor warrants and agrees that each of the waivers set forth herein is made with Guarantor’s full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty.

15.        GOVERNING LAW.  This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado.

16.        WAIVER OF JURY TRIAL. GUARANTOR IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

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IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of _____________, ______.

[_______________________]

By:
Name:
Its:

Signature Page to [____] Continuing Guaranty